Vanguard® Inflation-Protected Securities Fund
Schedule of Investments (unaudited)
As of September 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2026	795,587	791,028
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/2027	648,766	643,630
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/2027	323,646	329,326
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2027	813,035	801,573
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/2027	721,416	716,438
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2027	815,679	828,597
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/2028	735,544	726,791
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2028	304,958	309,930
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2028	804,912	807,850
[1]	United States Treasury Inflation Indexed Bonds	3.625%	4/15/2028	310,719	330,399
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/2028	638,864	635,654
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/2028	828,955	863,125
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/2029	552,449	548,249
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/2029	282,363	294,997
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/2029	844,686	871,718
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/2029	358,103	391,388
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/2029	650,373	630,739
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2029	878,855	896,064
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2030	923,916	881,877
	United States Treasury Inflation Indexed Bonds	1.625%	4/15/2030	910,712	924,703
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2030	822,970	782,373
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2031	525,127	493,027
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2031	850,969	794,432
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2032	1,059,868	975,584
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/2032	132,905	148,694
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/2032	962,819	911,192
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/2033	948,104	918,666
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/2033	928,974	914,575
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2034	981,680	986,107
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/2034	1,019,175	1,033,966
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/2035	1,071,955	1,103,540
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/2035	741,437	747,498
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/2040	167,562	168,730
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/2041	2,950	2,945
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/2042	661,867	524,171
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/2043	256,074	194,256
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/2044	379,376	324,042
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/2045	585,754	435,974
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/2046	243,696	187,598
	United States Treasury Inflation Indexed Bonds	0.875%	2/15/2047	297,883	219,654
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/2048	216,143	161,694
	United States Treasury Inflation Indexed Bonds	1.000%	2/15/2049	196,411	144,714
[2]	United States Treasury Inflation Indexed Bonds	0.250%	2/15/2050	306,332	180,781
	United States Treasury Inflation Indexed Bonds	0.125%	2/15/2051	301,314	166,814
	United States Treasury Inflation Indexed Bonds	0.125%	2/15/2052	278,008	150,458
	United States Treasury Inflation Indexed Bonds	1.500%	2/15/2053	329,438	263,511
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/2054	334,092	308,371
	United States Treasury Inflation Indexed Bonds	2.375%	2/15/2055	325,558	318,007
	United States Treasury Note/Bond	0.625%	5/15/2030	29,000	25,205
	United States Treasury Note/Bond	3.750%	6/30/2030	34,200	34,213
	United States Treasury Note/Bond	4.250%	2/28/2031	60,000	61,350
	United States Treasury Note/Bond	4.125%	3/31/2031	20,000	20,323
	United States Treasury Note/Bond	4.625%	5/31/2031	146,650	152,648
	United States Treasury Note/Bond	3.750%	8/31/2031	70,000	69,672
	United States Treasury Note/Bond	4.125%	2/29/2032	92,000	93,247
	United States Treasury Note/Bond	4.000%	2/15/2034	109,000	108,727
	United States Treasury Note/Bond	4.250%	11/15/2034	50,000	50,572
[3]	United States Treasury Note/Bond	2.250%	2/15/2052	102,900	63,802
Total U.S. Government and Agency Obligations (Cost $27,781,222)					27,465,209

			Coupon		Shares	Market Value ($000)
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[4]	Vanguard Market Liquidity Fund (Cost $99,111)		4.180%		991,148	99,115
		Expiration Date	Contracts	Exercise Price	Notional Amount ($000)
Options Purchased (0.0%)
Exchange-Traded Options (0.0%)
Put Options
	2-Year Mid-Curve on 3-Month SOFR Futures Contracts	12/12/2025	1,396	$96.69	337,439	340
		Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)
Over-the-Counter Swaptions (0.0%)
Call Swaptions
	5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.250% Annually	WFB	3/26/2026	3.250%	90,700	705
	5-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.515% Annually	BANA	9/3/2027	3.515%	182,300	3,905
	10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.500% Annually	BANA	10/1/2025	3.500%	64,300	—
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.260% Annually	WFB	3/26/2026	3.260%	23,300	144
	30-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.800% Annually	WFB	3/25/2026	3.800%	11,700	327
						5,081
Put Swaptions
	5-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.515% Annually	BANA	9/3/2027	3.515%	182,300	3,983
	10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.900% Annually	BANA	10/1/2025	3.900%	64,300	—
						3,983
Total Options Purchased (Cost $10,182)						9,404
Total Investments (100.0%) (Cost $27,890,515)						27,573,728
Other Assets and Liabilities—Net (0.0%)						6,882
Net Assets (100%)						27,580,610
Cost is in $000.
1	Securities with a value of $8,431 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $17,798 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $1,516 have been segregated as collateral for open over-the-counter swaptions.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
SOFR—Secured Overnight Financing Rate.
WFB—Wells Fargo Bank N.A.

Derivative Financial Instruments Outstanding as of Period End

Options Written

	Expiration Date	Contracts	Exercise Price	Notional Amount ($000)	Market Value ($000)
Exchange-Traded Options
Put Options
1-Year Mid-Curve on 3-Month SOFR Futures Contracts	12/12/2025	1,396	$ 96.75	337,658	(296)

	Counterparty	Expiration Date	Exercise Rate	Notional Amount on Underlying Swap ($000)	Market Value ($000)
Over-the-Counter Swaptions
Call Swaptions
2-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.200% Annually	BANA	9/3/2027	3.200%	215,500	(1,800)
5-Year Interest Rate Swap, Receives SOFR Annually, Pays 2.700% Annually	WFB	3/26/2026	2.700%	90,700	(197)
10-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.920% Annually	BANA	9/3/2027	3.920%	50,000	(2,111)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.450% Annually	WFB	3/25/2026	3.450%	11,700	(125)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.600% Annually	WFB	3/25/2026	3.600%	11,700	(192)
30-Year Interest Rate Swap, Receives SOFR Annually, Pays 3.810% Annually	WFB	3/26/2026	3.810%	23,300	(685)
					(5,110)
Put Swaptions
2-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.200% Annually	BANA	9/3/2027	3.200%	215,500	(2,183)
10-Year Interest Rate Swap, Pays SOFR Annually, Receives 3.920% Annually	BANA	9/3/2027	3.920%	50,000	(1,785)
					(3,968)
					(9,078)
Total Options Written (Premiums Received $9,115)					(9,374)
BANA—Bank of America, N.A.
WFB—Wells Fargo Bank N.A.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2025	829	93,262	85
Ultra 10-Year U.S. Treasury Note	December 2025	2,672	307,489	2,644
				2,729

Short Futures Contracts
5-Year U.S. Treasury Note	December 2025	(312)	(34,069)	207
Long U.S. Treasury Bond	December 2025	(256)	(29,848)	7
				214
				2,943

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
9/9/2029	9/9/2027[1]	24,300[2]	3.105[3]	(0.000)[4]	(86)	(86)
9/10/2029	9/10/2027[1]	72,600[2]	3.072[3]	(0.000)[4]	(301)	(301)
9/22/2029	9/22/2027[1]	79,600[2]	3.221[3]	(0.000)[4]	(123)	(123)
9/9/2032	9/9/2027[1]	20,500[2]	0.000[4]	(3.411)[3]	101	101
9/10/2032	9/10/2027[1]	61,400[2]	0.000[4]	(3.349)[3]	466	466
9/22/2032	9/22/2027[1]	66,600[2]	0.000[4]	(3.465)[3]	187	187
5/15/2035	12/31/2025[1]	17,700[2]	0.000[4]	(3.619)[3]	1	1
5/15/2035	12/31/2025[1]	17,000[2]	0.000[4]	(3.638)[3]	(25)	(25)
7/16/2035	N/A	79,100[2]	2.594[5]	(0.000)[6]	200	200
7/18/2035	N/A	79,100[2]	2.590[5]	(0.000)[6]	170	170
8/7/2035	N/A	17,480[2]	2.525[5]	(0.000)[6]	(63)	(63)
8/14/2035	N/A	7,900[2]	2.549[5]	(0.000)[6]	(10)	(10)
8/15/2035	N/A	47,400[2]	2.569[5]	(0.000)[6]	24	24
8/27/2035	N/A	31,680[2]	2.595[5]	(0.000)[6]	104	104

Centrally Cleared Interest Rate Swaps (continued)
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
8/27/2035	N/A	7,920[2]	2.576[5]	(0.000)[6]	13	13
8/27/2035	N/A	7,920[2]	2.577[5]	(0.000)[6]	14	14
8/27/2035	N/A	7,920[2]	2.597[5]	(0.000)[6]	27	27
8/27/2035	N/A	7,920[2]	2.601[5]	(0.000)[6]	30	30
8/28/2035	N/A	31,680[2]	2.601[5]	(0.000)[6]	122	122
9/9/2037	9/9/2027[1]	5,600[2]	3.824[3]	(0.000)[4]	(6)	(6)
9/10/2037	9/10/2027[1]	16,800[2]	3.733[3]	(0.000)[4]	(137)	(137)
9/22/2037	9/22/2027[1]	18,200[2]	3.804[3]	(0.000)[4]	(54)	(54)
11/15/2043	12/31/2025[1]	10,750[2]	3.927[3]	(0.000)[4]	(18)	(18)
11/15/2043	12/31/2025[1]	10,000[2]	3.955[3]	(0.000)[4]	20	20
2/15/2052	N/A	63,650[2]	0.000[6]	(2.300)[5]	2,035	2,035
					2,691	2,691
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Notional amount denominated in U.S. dollar.
3 Interest payment received/paid annually.
4 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid annually.
5 Interest payment received/paid at maturity.
6 Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.  Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving options on futures contracts is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.
Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written.  Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
C.  Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange.  The fund enters into swaptions to adjust the fund's sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. Fluctuations in the value of swaptions are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
D.  Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.  Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows. Under the terms of the swap, one party pays a fixed rate applied to a notional amount. In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
F.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	27,465,209	—	27,465,209
Temporary Cash Investments	99,115	—	—	99,115
Options Purchased	340	9,064	—	9,404
Total	99,455	27,474,273	—	27,573,728

Derivative Financial Instruments
Assets
Futures Contracts[1]	2,943	—	—	2,943
Swap Contracts[1]	—	3,514	—	3,514
Total	2,943	3,514	—	6,457
Liabilities
Options Written	(296)	(9,078)	—	(9,374)
Swap Contracts[1]	—	(823)	—	(823)
Total	(296)	(9,901)	—	(10,197)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.